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EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Orin C. Smith, president and chief executive officer of Starbucks Corporation (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Company's Annual Report on Form 10-K, as amended to date, (the "Report") for the fiscal year ended September 29, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 12, 2003


                                           /s/ ORIN C. SMITH
                                           -------------------------------------
                                           Orin C. Smith
                                           president and chief executive officer